                                                                   EXHIBIT 10.34
                              EMPLOYMENT AGREEMENT
                              --------------------


     This Agreement is made as of the 14th day of June, 1996 between Patient-Care Medical Sales, a California corporation (the "Company"), and John M. Somers, an individual residing at 547 Eveningsong Lane, Anaheim, CA 92808 (the "Employee").


                                    RECITALS
                                    --------

     WHEREAS, the Company has entered into a Stock Purchase Agreement relating to the Purchase of Patient-Care Medical Sales dated as of June 14, 1996, by and among the Company, Nate Spunt ("Spunt") and Suburban Ostomy Supply Co., Inc. ("Suburban"), pursuant to which Suburban has agreed to purchase from Spunt all of the outstanding capital stock of the Company (the "Acquisition"); and

     WHEREAS, Patient Care desires to employ the Employee to serve as President of the Company after the Acquisition;

     WHEREAS, the Employee has indicated his willingness to serve as President of the Company after the Acquisition; and

     WHEREAS, the parties desire to set forth the terms and conditions under which the Employee shall be employed by the Company and upon which the Company shall compensate the Employee.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:


      1.  Employment. The Company hereby employs the Employee as its President,
          ----------
and the Employee accepts such employment for the Term of employment (as defined in Section 3 below). During the Term, the Employee shall, subject to the direction of the Board of Directors of the Company, be responsible for conducting the operations of the Company and shall perform such other duties of an executive nature as may from time to time be reasonably assigned to him by the Board of Directors.

      2.  Performance.  The Employee agrees to devote his best efforts and
          -----------
substantially all of his business time to the performance of his duties hereunder during the Term; provided that during each twelve-consecutive-month period during the Term the Employee shall be entitled to not more than forty hours of paid time for the purpose of continuing his education to maintain his position as a certified public accountant. The Company will also reimburse up to $1,500 for each such twelve-month period of expenses incurred by the Employee in pursuing such education and dues to maintain such certification.

      3.  Employment Term.  The Term shall begin on the date hereof and continue
          ---------------
until the date twelve months from the date hereof (the "Initial Term"), unless earlier terminated in accordance with the terms of this Agreement, and thereafter shall automatically be extended for successive one year terms unless either party gives notice of its intent to terminate at least ninety (90) days prior to the expiration of the Initial Term or any extension thereof. The Initial Term, as it may be so extended, is referred to herein as the Term.

      4.  Compensation.
          ------------

          (a) Salary. During the Term, the Company shall pay the Employee a
              ------
base salary, payable in equal monthly installments, subject to withholding and other applicable taxes, at an annual rate of One Hundred and Ten Thousand Dollars ($110,000.00).

          (b) Bonus Plan. Within ninety days after commencement of the Initial
              ----------
Term, the Company will develop an executive cash bonus plan in which the Employee will be entitled to participate, with any payments thereunder to be conditioned upon achievement by the Company of such objectives as the Board of Directors shall from time to time deem appropriate.

          (c) Insurance; Other Benefits. The Employee shall be entitled to
              -------------------------
participate in the employee benefit plans listed on Schedule 1 attached hereto,
                                                    ----------
and any such plans as the Company may adopt from time to time to replace such plans.

          (d) Vacation. The Employee shall be entitled to take four weeks of
              --------
paid vacation during each year of the Employment Term, to be taken at such time or times as shall be mutually convenient and consistent with his duties and obligations to the Company. One-half of any vacation not used by the Employee during any year shall be carried forward to the immediately succeeding year; provided that in no event may more than two weeks be carried forward to any year.

          (e) Car. During the first year of the Term (or until the earlier
              ---
termination of this Agreement), the Company shall make available to the Employee an automobile comparable to that currently made available by the Company to the Employee. The Company shall be responsible for insuring such automobile and for the costs of registration, but the Employee shall pay all costs associated with its operation, including gas and service. Within fifteen days after expiration of the Initial Term (or the earlier termination of this Agreement), the Employee may purchase such automobile at a price equal to the greater of (i) the amount at which such automobile is carried on the books and records of the Company, or
(ii) the amount owed by the Company with respect to such automobile.

      5.   Expenses.  The Employee shall be reimbursed by the Company for all
           --------
reasonable expenses incurred by him in connection with the performance of his duties hereunder and in accordance with any policies established by the Board of Directors from time to time and upon receipt of appropriate documentation.

     6.   Agreement Not to Compete.
          ------------------------

          (a) In consideration of the employment of the Employee hereunder and the equity arrangements being provided to the Employee, the Employee agrees that during the Non-Competition Period (defined below) he will not, directly or indirectly, alone or as a member of any partnership or other business organization, or as a partner, officer, director, employee, stockholder, consultant or agent of any corporation, partnership or business organization,
(i) engage in any business activity which is in competition with the products or services which are being developed, manufactured, marketed, provided or sold by the Company or Suburban as of the date hereof, (ii) request or cause any customer of the Company or Suburban to cancel or terminate any business relationship with the Company or Suburban, as the case may be, or (iii) solicit or otherwise cause any employee of the Company to terminate such employee's relationship with the Company or Suburban, as the case may be. The "Non-Competition Period" shall mean the period ending one year after the termination of the Employee's employment hereunder for any reason in accordance with Section 8 hereof.

          (b) If a court determines that the foregoing restrictions are too broad or otherwise unreasonable tinder applicable law, including with respect to time or space, the court is hereby requested and authorized by the parties hereto to revise the foregoing restrictions to include the maximum restrictions allowed under the applicable law.

     7.   Secret Processes and Confidential Information.
          ---------------------------------------------

          (a) The Employee will not at any time, whether during or after the termination of cessation of his employment or engagement by the Company, reveal to any person, association or company any of the trade secrets of confidential information concerning the organization, business or finances of the Company so far as they have come or may come to his knowledge, except as may be required in the ordinary course of performing his duties as an employee or consultant of the Company or except as may be in the public domain through no fault of the Employee, and the Employee shall keep secret all matters entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Company.

          (b) Notwithstanding the foregoing, the Employee shall be entitled to disclose trade secrets and confidential information of the Company to the extent compelled to do so in response to judicial process or summons, or as otherwise required by law. In such event, the Employee shall give the Company prompt notice of the receipt of any judicial process or summons, and will cooperate with the Company to obtain a protective order with respect to the trade secrets or confidential information of the Company. If such an order cannot be obtained, the Employee will disclose only such information as he is advised by written opinion of his counsel that must be disclosed.

     8.   Termination.
          -----------

     (a)  Termination at End of Term.  The employment of the Employee hereunder
          --------------------------
may be terminated by either party by notice given to the other at least ninety
(90) days prior to expiration of the Initial Term or any extension thereof.

     (b)  Termination by the Company With Cause.  The Company shall have the
          -------------------------------------
right at any time to terminate the Employee's employment hereunder upon the occurrence of any of the following (any such termination being referred to as a termination for "Cause"):

          (i) the commission by the Employee of any embezzlement or other deliberate and premeditated act of dishonesty against the financial or business interests of the Company;

          (ii)   the habitual drug addiction or intoxication of the Employee;

          (iii) the conviction by the Employee of or the pleading by the Employee of nolo contendere to, a felony;

          (iv) the willful failure or refusal of the Employee to perform the duties specified in and pursuant to Section 1 hereof, which failure or refusal is not cured within 15 days subsequent to notice from the Company to the Employee specifying the nature of such failure or refusal; or

          (v) the breach by the Employee of any terms of this Agreement, which breach is not cured within 15 days subsequent to notice from the Company to the Employee specifying such breach.

     (c)  Termination Upon Death or Disability.  The Employee's employment
          ------------------------------------
hereunder shall automatically terminate upon the Employee's death or upon his inability to perform his duties hereunder by reason of any mental, physical or other disability for a period of at least six consecutive months, as determined by a qualified physician.

     (d)  Termination by the Company Without Cause.  The Company shall have the
          ----------------------------------------
right to terminate the Employee's employment at any time for any reason without Cause.

     9.   Effect of Termination of Employment.
          -----------------------------------

          (a) With Cause; Resignation; Death or Disability.  If the Employee's
              --------------------------------------------
employment is terminated in accordance with the provisions of Section 8(a) or is terminated with Cause pursuant to Section 8(b), if the Employee's employment is terminated by the death or disability of the Employee pursuant to Section 8(c), or if the Employee elects to terminate his employment, the Employee's salary and other benefits specified in Section 4 shall cease at the time of such termination; provided, however, that the Employee shall be entitled to continue to participate in the Company's medical benefit plans to the extent required by law.

         (b) Without Cause by the Company.  If the Employee's employment is
         ----------------------------
terminated by the Company without Cause pursuant to Section 8(d), the Employee's salary and other benefits specified in Sections 4 shall cease at the time of such termination, provided that the Employee shall be entitled to receive as severance benefits payments at the rate of his base salary in effect, which payments shall be made over the remaining balance of the Term. The Employee shall not be required to mitigate the amount of any payment provided for in his
Section 9(b) by seeking other employment or otherwise, but if the Employee does obtain employment, the amount of compensation received from such other employment source during the period that the Company is required to make payments hereunder shall reduce on a dollar-for-dollar basis the amount of
payments otherwise payable by the Company hereunder.   The parties agree that
severance payments under this Section 9(b) shall be paid in lieu of any and all obligations which the Company may have arising out of termination of this Agreement.

     10. Right to Injunction.  The Employee acknowledges and agrees that
         -------------------
irreparable and immediate damage will result to the Company if he fails to, refuses to or neglects to perform his agreements and obligations under Sections 6 and 7 hereof. In the event of such a failure, refusal or neglect by the Employee, Suburban and the Company shall be entitled to injunctive relief or any other legal or equitable remedies including the recovery, by appropriate action, of the amount of the actual damage caused the Company by any such failure, refusal or neglect by the Employee. The remedies provided in this Agreement shall be deemed cumulative and the exercise of one shall not preclude the exercise of any other remedy at law or in equity for the same event or any other event.

     11. Notice.  Any notices required or permitted hereunder shall be in
         ------
writing and shall be deemed to have been given when personally delivered or when mailed, certified or registered mail, postage prepaid, to the following addresses or such other address as to which notice is given in the manner provided herein:

         If to the Employee:           Mr. John M. Somers
                                       547 Eveningsong Lane
                                       Anaheim, CA  92808

         If to Patient Care:           Patient Care Medical Sales
                                       10425 Slusher Drive
                                       Santa Fe Springs, CA  90670

         with a copy to:               Suburban Ostomy Supply Co., Inc.

                                       75 October Hill Road
                                       Holliston, MA  01746
                                       Attn:  Stephen N. Aschettino

     12. General.
         -------

         (a) Governing Law.  The terms of this Agreement shall be governed by
             -------------
and construed under the laws of the State of California without regard to its principles of conflicts of laws.

         (b) Assignability.  The Employee may not assign his interest in or
             -------------
delegate his duties under this Agreement. The Company may not assign the Agreement or the rights and obligations hereunder without consent of Employee;

provided however, that the Company may assign this Agreement, in whole or in
- ----------------
part, to Suburban without the consent of Employee.

         (c) Enforcement Costs.  In the event that either the Company or the
             -----------------
Employee initiates an action or claim to enforce any provision or term of this Agreement, the costs and expenses (including attorney's fees) of the prevailing party shall be paid by the other party, such party to be deemed to have prevailed if such action or claim is concluded pursuant to a court order or final judgment which is not subject to appeal, a settlement agreement or dismissal of the principle claims.

         (d) Binding Effect.  This Agreement shall be binding upon and inure to
             --------------
the benefit of the Company, its permitted successors and assigns and the Employee, his representatives and heirs.

         (e) Entire Agreement; Modification.  This Agreement constitutes the
             ------------------------------
entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

         (f) Duration.  Notwithstanding the term of employment hereunder, this
             --------
Agreement shall continue for so long as any obligations remain under this Agreement.


                                   * * * * * *


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

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto executed this Agreement the day and year first written above.


                                    PATIENT-CARE MEDICAL SALES


                                    By:  /s/ Stephen N. Aschettino
                                         ------------------------------
                                    Name: Stephen N. Aschettino
                                          ------------------------------
                                    Title: Vice President
                                           ------------------------------


                                    EMPLOYEE


                                    /s/ John M. Somers
                                    -------------------------------------
                                    John M. Somers

                                   Schedule 1

                                    Benefits
                                    --------


       Group Health Insurance:
                                                             Monthly
                                                             Premium

                    Medical - Blue Cross:                    $ 91.71
                    Dental                                   $ 35.05
                    Life                                     $  5.40
                                                             -------

                    Total:                                   $132.16



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